THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT A


               PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY
                 EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY

                    SUPPLEMENT TO THE PROSPECTUSES
                          DATED MAY 2, 2016


The purpose of this Supplement is to amend the prospectus to note that the IncomeLOCK +6 living benefit option is no longer available. The "Optional Living Benefits" section of the prospectus is amended as follows:

   Beginning January 1, 2017, the IncomeLOCK +6 living benefit is no longer available. Contract Owners who elected the IncomeLOCK +6 living benefit before January 1, 2017 are not affected by this change.

Capitalized terms used herein shall have the meanings set forth in your prospectus.




Date:   December 23, 2016








          Please keep this Supplement with your prospectus.